Exhibit 10.64

Amended Schedule of ALS National, Inc. Mortgages and Notes
Which are Substantially in the Form of Key Capital, Inc. Mortgage and Note
Attached as Exhibits 10.2 and 10.3 to the Company's Form 10-Q for the period ending 9/30/99

Mortgagor	Facility Name	Location	Note Amount	Date of Mortgage and Note
ALS National, Inc.	Alterra Clare Bridge of Galloway Township and Alterra Wynwood of Galloway Township	Jimmie Leeds Road and Ash Ave. Galloway, New Jersey 0821	$12,182,000	June 4, 1999
ALS National, Inc.	Alterra Clare Bridge of Portland (Beaverton)	16655 NW Walker Road Beaverton, OR 97006-4163	$5,400,000	October 12, 1999
ALS National, Inc.	Alterra Clare Bridge of Portland (Troutdale)	Not Available	$5,200,000	October 12, 1999
ALS National, Inc.	Alterra Clare Bridge Cottage of Lakeland	605 Carpenters Way Lakeland, FL 33809-3919	$2,825,000	October 12, 1999
ALS National, Inc.	Alterra Clare Bridge of Fresno and Alterra Crossings of Fresno	7468 North Millbrook Avenue Fresno, CA 93720	$12,206,757	April 3, 2000
ALS National, Inc.	Alterra Clare Bridge Cottage of Monroe Township and Alterra Sterling House of Monroe Township	1648 South Black Horse Pike Monroe Township, NJ 08094	$5,630,873	April 3, 2000
ALS National, Inc.	Alterra Clare Bridge Cottage of Lebanon and Alterra Sterling House of Lebanon	731 West Main Street Lebanon, TN 37087	$4,945,000	April 3, 2000
ALS National, Inc.	Alterra Clare Bridge of Bend	1099 NE Watt Way Bend, OR 97701	$4,717,454	April 3, 2000

*The form of mortgages entered into for these properties were conformed to meet the requirements of applicable state law.